UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2026

Cogent Communications Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51829	46-5706863
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2450 N St. NW, Washington, D.C.	20037
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    202-295-4200

                                Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	CCOI	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, on May 22, 2026, Cogent Fiber, LLC, a Delaware limited liability company (the "Seller") and an indirect wholly owned subsidiary of Cogent Communications Holdings, Inc. (the "Company"), entered into a Purchase and Sale Agreement (the "Purchase Agreement") with an affiliate of I Squared Capital (the "Buyer"), providing for the sale by the Seller to the Buyer of 10 data center facilities (the "Facilities"), together with certain personal property and customer contracts located at each of the Facilities (such transactions contemplated by the Purchase Agreement, collectively, the "Transaction"). In accordance with the terms and conditions set forth in the Purchase Agreement, on June 29, 2026 (the "Closing Date"), the Seller completed the sale of the Facilities to the Buyer.

On the Closing Date, the Buyer consummated the Transaction pursuant to the terms of the Purchase Agreement, providing an aggregate purchase price of $225 million in cash.

On June 29, 2026, the Company issued a press release announcing the closing of the Transaction, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release of Cogent Communications Holdings, Inc. dated June 29, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cogent Communications Holdings, Inc.

June 29, 2026	By:	/s/ David Schaeffer
Name: David Schaeffer
Title: President and Chief Executive Officer